                                                                    EXHIBIT 99-1

CERTIFICATION OF WILLIAM BELZBERG, CHIEF EXECUTIVE OFFICER OF
WESTMINSTER CAPITAL, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2002 of Westminster Capital, Inc. (the "Issuer"). I, William Belzberg, the Chief Executive Officer of Issuer, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 14, 2002
                                                     By /s/ William Belzberg
                                                        --------------------
                                                        William Belzberg,
                                                        Chairman of the Board of
                                                        Directors and Chief
                                                        Executive Officer